UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 7, 2006
INZON CORPORATION
(Exact name of registrant as specified in its charter)
Nevada	0-17345	41-1578316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
238 Northeast 1st Avenue - Delray Beach, FL 33444
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  (800) 830-6242

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On December 7, 2006, the firm De Joya Griffith & Company, LLC, of Henderson, Nevada, was engaged as the principal accountant to audit the Registrant’s financial statements for the fiscal year of the Registrant ended September 30, 2006, and George Brenner, C.P.A., the independent accountant who was previously engaged as the principal accountant to audit the Registrant’s financial statements, resigned.

The decision to change independent accountants was approved by the Audit Committee and the Board of Directors of the Registrant on December 6, 2006.

Except for the following qualification, the reports of George Brenner, C.P.A., for the fiscal years ended September 30, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle:

“The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.
As shown in the financial statements, the Company has an accumulated deficit of $1,394,670 at September 30, 2005.
The Company has suffered losses from start-up operations and has a substantial need for working capital.
This raises substantial doubt about it ability to continue as a going concern.
The accompanying financial statements do not include any adjustments that may result from the outcome of this uncertainty”.

During the fiscal years ended September 30, 2005 and 2004, and interim periods through June 30, 2006, there were no disagreements with George Brenner, C.P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of George Brenner, C.P.A., would have caused him to make reference thereto in his report on the Registrant’s financial statements for such years.

During the fiscal years ended September 30, 2005 and 2004 and through December 7, 2006, there were no “reportable events” with respect to the Registrant as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

During the fiscal years ended September 30, 2005 and 2004 and through December 7, 2006, the Registrant did not consult with George Brenner, C.P.A. with respect to any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.
The Registrant provided a copy of the foregoing disclosures to George Brenner, C.P.A. prior to the date of filing this report and requested that he provide it with a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-k.

Exhibits
EX-16.1	Letter of George Brenner, C.P.A., dated December 8, 2006 regarding change in certifying accountant of InZon Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INZON CORPORATION
Date: December 11, 2006	By:	/s/ David F. Levy
David F. Levy Chief Executive Officer